UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No.    )

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☐	Definitive Proxy Statement

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☐	Soliciting Material pursuant to § 240.14a-12

T-Mobile US, Inc.

(Name of Registrant as Specified In Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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***  Exercise Your Right to Vote  ***

Important Notice Regarding the Availability of Proxy Materials for the

Stockholder Meeting to Be Held on June 13, 2017.

T-MOBILE US, INC.	Meeting Information
Meeting Type: Annual Meeting
For holders as of: April 17, 2017
	Date: June 13, 2017	Time: 9:30 AM PDT
Location: Four Seasons Hotel Seattle 99 Union Street Seattle, Washington 98101

You are receiving this communication because you hold shares in the company named above.
T-MOBILE US, INC. ATTN: MARC ROME 12920 SE 38TH STREET BELLEVUE, WA 98006

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.
See the reverse side of this notice to obtain proxy materials and voting instructions.

—  Before You Vote  —

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

NOTICE AND PROXY STATEMENT          ANNUAL REPORT

How to View Online:

Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com.

How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1)	BY INTERNET:	www.proxyvote.com
2)	BY TELEPHONE:	1-800-579-1639
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*  If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 30, 2017 to facilitate timely delivery.

—  How To Vote  —

Please Choose One of the Following Voting Methods

Vote In Person: Many stockholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow (located on the following page) available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting Items

The Board of Directors recommends you vote FOR the following:
1.	Election of Directors
	Nominees:
	01)	W. Michael Barnes	07)	Raphael Kübler
	02)	Thomas Dannenfeldt	08)	Thorsten Langheim
	03)	Srikant M. Datar	09)	John J. Legere
	04)	Lawrence H. Guffey	10)	Teresa A. Taylor
	05)	Timotheus Höttges	11)	Kelvin R. Westbrook
	06)	Bruno Jacobfeuerborn
The Board of Directors recommends you vote FOR proposals 2 and 3.

2.	Ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for fiscal year 2017.

3.	Advisory Vote to Approve the Compensation Provided to the Company’s Named Executive Officers for 2016.

The Board of Directors recommends you vote 3 YEARS on the following proposal:

4.	Advisory Vote on the Frequency of Future Advisory Votes on the Compensation Provided to the Company’s Named Executive Officers.

The Board of Directors recommends you vote AGAINST proposals 5, 6 and 7.

5.	Stockholder Proposal for Implementation of Proxy Access.

6.	Stockholder Proposal for Limitations on Accelerated Vesting of Equity Awards in the Event of a Change of Control.

7.	Stockholder Proposal for an Amendment of the Company’s Clawback Policy.

NOTE: Consider any other business that is properly brought before the Annual Meeting or any continuation, adjournment or postponement of the Annual Meeting.